OPTION


          NEITHER THIS OPTION NOR THE SECURITIES UNDERLYING THIS OPTION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS AND EACH OF THIS OPTION AND SUCH SECURITIES ARE OFFERED IN RELIANCE UPON EXEMPTIONS THEREFROM. NEITHER THIS OPTION NOR THE SECURITIES UNDERLYING THIS OPTION MAY BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

                            OPTION TO PURCHASE
          300,000 SHARES OF COMMON STOCK, PAR VALUE $.03 PER SHARE

                   AMERICAN BODY ARMOR & EQUIPMENT, INC.
                           A Florida Corporation

            VOID AFTER 5:00 P.M. EASTERN TIME APRIL ____, 2006

          This certifies that, for value received, Richmont Capital Partners I, L.P. (the "Option Holder"), is entitled, subject to the terms and conditions hereof, the purchase from American Body Armor & Equipment, Inc. (the "Company"), at any time or from time to time, but in any event subject to the vesting schedules contained herein, on or before April __, 2006, up to 300,000 fully paid and non-assessable shares (the "Shares") of common stock, par value $.03 per share, of the Company (the "Common Stock"), and to receive a certificate or certificates for the Common Stock so purchased pursuant to and subject to the terms and conditions set forth below.

          1. (a) This Option may be exercised in whole or in part at any time, or from time to time, subject to the provisions of this Option, including, but not limited to, the vesting schedules contained herein, by delivery and surrender to the Company, subject to Section 3 below, of this Option and a subscription form substantially similar to that attached to this Option as Exhibit A duly executed by the Option Holder at the offices of the Company at 191 Nassau Place Road, Yulee, Florida 32097 accompanied by payment in full, in lawful money of the United States, or by certified or bank check, or postal or express money order payable in United States dollars to the order of the Company, of the Exercise Price (as defined in Section 2 herein) for each share of Common Stock as to which this Option is being exercised on or before 5:00 p.m. Eastern time on April ___, 2006.

                 (b) Notwithstanding anything to the contrary contained herein, the Shares into which this Option is exercisable shall vest in accordance with the following schedule:

                 (i)   100,000 Shares shall vest immediately;

                 (ii) 100,000 Shares shall vest on the first anniversary of the date hereof; and

                 (iii) 100,000 Shares shall vest on the second anniversary of the date hereof.

                 (c) In the event that a designee of the Option Holder, or any successor or replacement selected by the Option Holder for such designee, is not a director of the Company because such person has either resigned or otherwise elected not to serve on the Company's Board of Directors, then this Option shall lapse and be of no further force or effect with respect to any unvested Shares at such time, it being agreed that no such lapsing shall result from such designee's, or such successor or replacement designee's, involuntary removal from office. In the event that there is a voluntary vacancy of the Option Holder's designee's seat on the Company's Board of Directors, the Company will give prompt written notice of such fact to the Option Holder, and the Option Holder will have a period of five business days in which to name a successor or replacement designee. In the event that such a successor or replacement designee is not named by the Option Holder to the Company during such five day period, then the Option Holder shall be deemed to have resigned or otherwise elected not to serve on the Company's Board of Directors, whereupon this Option shall lapse and be of no further force or effect with respect to any unvested Shares at such time.

                 (d) In the event that the closing price per share of the Company's Common Stock is equal to or greater than $10 for a period of 10 consecutive trading days after December 31, 1997, the Company shall have the right, upon giving written notice to the Option Holder within 30 days of the conclusion of such ten consecutive trading days during which the closing price per share of the Company's Common Stock was equal to or greater than $10, to declare this Option and all of the Shares, whether vested or unvested, to be deemed fully vested, and to require the Option Holder to exercise this Option in whole with respect to all such Shares within 10 days of such notice to the Option Holder. In the event that the Option Holder does not exercise this Option as provided in this Section 1(d), the Option will lapse and be of no further force or effect.

          2. Subject to adjustment as hereinafter provided, the purchase price per Share of Common Stock as to which this Option is exercised (the "Exercise Price") shall be $7.50.

          3. (a) Upon the exercise of this Option, in full, the Company shall, or shall direct its transfer agent to, issue to the Option Holder certificates for the total number of Shares of Common Stock issuable on the date of such exercise pursuant to the terms of this Option in such denominations as are required by the Option Holder, and the Company shall, or shall direct its transfer agent to, thereupon deliver such certificates to or in accordance with the instructions of the Option Holder.

                 (b) In the event that the Option Holder shall exercise this Option with respect to less than all of the Shares of Common Stock that may be purchased under the terms hereof, the Company shall, or shall direct its transfer agent to, issue to the Option Holder certificates for the Shares of Common Stock for which this Option is being exercised in such denominations as are required for delivery to the Option Holder, and the Company shall, or shall direct its transfer agent to, thereupon deliver such certificates to or in accordance with the instructions of the Option Holder, and the Company shall issue to the Option Holder a new Option, duly executed by the Company, in form and substance identical to this Option for the balance of Shares of Common Stock then issuable pursuant to the terms of this Option.

                 (c) Notwithstanding anything to the contrary contained herein, neither the Company nor its transfer agent shall be required to issue any fraction of a Share of Common Stock in connection with the exercise of this Option, and the Company shall, upon exercise of this Option in whole or in part, issue the largest number of whole Shares of Common Stock to which this Option is entitled upon such full or partial exercise and shall return to the Option Holder the amount of the Exercise Price paid by the Option Holder in respect of any fractional Share.

          4. The Option Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Shares of Common Stock for any purpose, nor shall anything contained in this Option be construed to confer upon the Option Holder, as such, any of the rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any action by the Company (whether upon the recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting shareholders, receive dividends or subscription rights, or otherwise, until this Option shall have been exercised; provided, however, that any exercise of this Option, in whole or in part, on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and this Option shall not be deemed to have been exercised, in whole or in part, as the case may be, until that date for the purpose of determining entitlement to dividends on the Common Stock, and that exercise shall be at the actual Exercise Price in effect at such date.

          5.     The Exercise Price shall be subject to adjustment as follows:

                 (a) In case the Company shall, after the date hereof, (i) pay a stock dividend or make a distribution in shares of its capital stock (whether shares of its Common Stock or of capital stock of any other class),
(ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of this Option thereafter surrendered for exercise shall be entitled to receive an equivalent number of shares of capital stock of the Company which he would have owned immediately following such action had this Option been exercised immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                 (b) No adjustment in the Exercise Price shall be required to be made unless such adjustment would require an increase or decrease of at lest one percent (1%) in such price; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent.

                 (c)  Whenever the Exercise Price is adjusted as provided in
Section 5(a) herein, the Company will promptly mail to the Option Holder a certificate of the Company's Treasurer or Chief Financial Officer setting forth the Exercise Price as so adjusted and a brief statement of facts accounting for such adjustment.

                 (d) Irrespective of any adjustment or change in the Exercise Price and the number of Shares actually purchasable under this Option, this Option may continue to express the Exercise Price per share and the number of Shares purchasable hereunder as the Exercise Price per Share and the number of Shares purchasable as expressed upon this Option when initially issued.

          6. Except in connection with the Company's reincorporation in Delaware and its creation of a holding company structure substantially in the form previously disclosed by the Company to the Option Holder, if the Company shall at any time consolidate or merge with or into another corporation, (a) the Company shall give at least five (5) days prior written notice to the Option Holder of such consolidation or merger and the terms thereof, and (b) the Option Holder shall thereafter be entitled to receive, upon the exercise thereof, the securities or property to which a holder of the number of Shares then deliverable upon the exercise thereof would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or mergers may be necessary to assure the Option Holder that the provisions of this Option shall thereafter be applicable, as nearly as reasonably may be in relation to any securities or property thereafter deliverable upon the exercise of this Option including, but not limited to obtaining a written acknowledgement from the continuing corporation or other appropriate corporation of its obligation to supply such securities or property upon such exercise. Except in connection with the Company's reincorporation in Delaware and its creation of a holding company structure, a sale of all or substantially all the assets of the Company shall be deemed a consolidation or merger for the foregoing purposes. In the event of any such merger, consolidation or sale of all or substantially all the assets of the Company, other than in connection with the Company's reincorporation in Delaware and its creation of a holding company structure, all unvested Shares shall be deemed fully vested and exercisable.

          7. The Company will permit any authorized representatives designated by the Option Holder, so long as this Option is outstanding, without expense to the Company, to visit and inspect any of the properties of the Company or any of its subsidiaries, including its and their books of account, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (and by this provision the Company authorizes such accountants to discuss with such representatives the affairs, finances and accounts of the Company and its subsidiaries, whether or not the Company is present), all at such reasonable times and as often as may be reasonably requested.

          8. The Company and each subsidiary will maintain its books and records in accordance with generally accepted accounting principles, and so long as this Option shall remain outstanding, the Company will deliver to the Option Holder:

                 (a) as soon as practicable, and in any event within 90 days after the close of each fiscal year of the Company, (i) a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year-end and (ii) consolidated statements of income, cash flow and common stock and other stockholders' equity of the Company and its subsidiaries for such fiscal year, in each case setting forth in comparative form the corresponding figures for the preceding fiscal year and to be in reasonable detail and certified without material exception by Deloitte & Touche or other nationally recognized independent public accountants selected by the Company; provided, however, that delivery pursuant to clause (c) below of copies of the Annual Report on Form 10-KSB of the Company for such fiscal year timely filed with the Securities and Exchange Commission (together with copies of the financial statements required to be included therein) shall be deemed to satisfy the requirements of this clause (a);

                 (b) as soon as practicable, and in any event within 45 days after the close of each of the first three fiscal quarters of the Company during such fiscal year (i) a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal quarter and (ii) consolidated statements of income, cash flow and common stock and other stockholders' equity of the Company and its subsidiaries for the portion of the fiscal year ended with the end of such quarter, in each case setting forth in comparative form the corresponding figures for the comparable period of the preceding fiscal year provided, however, that delivery pursuant to clause (c) below of copies of the Quarterly Report on Form 10-QSB of the Company for such quarterly period timely filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (b);

                 (c) as soon as practicable, copies of all financial statements, proxy materials or reports sent to the Company's stockholders and of all reports or final registration statements filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended; and

                 (d) with reasonable promptness, such other information and data with respect to the Company or any of its subsidiaries as from time to time may be reasonably requested.

          9. If this Option is lost, stolen or destroyed, the Company shall, subject to such reasonable terms as to indemnity as are commonly imposed in respect of options which are not registered pursuant to the Act, issue a new Option of like denomination and tenor as, and in substitution for, the Option so lost, stolen or destroyed, and in the event this Option shall be mutilated, the Company shall, upon the surrender hereof, issue a new Option of like denomination and tenor as, and in substitution for, the Option so mutilated.

          10. Notwithstanding anything to the contrary contained in this Option, this Option and the shares of Common Stock underlying this Option may not be sold, assigned or transferred at any time, in any manner or by any person or entity unless the Option and the Shares, as the case may be, are registered pursuant to the Act and under applicable state securities laws or an exemption from the Act and such state securities laws is available in respect of the Option and the Shares for such sale, assignment or transfer, as the case may be.

          11. The validity, interpretation and performance of this Option shall be governed by the laws of the State of New York.

          12. This Option cannot be amended, supplemented or changed, and no provision hereof can be waived, except by a written instrument making specific reference to this Option and signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. The Exhibit to this Option is incorporated herein by reference to the same extent as if set forth herein in full. A waiver of any right derived hereunder by the Option Holder shall not be deemed a waiver of any other right derived hereunder.

          13. This Option shall be binding upon the Company and shall inure to the benefit of the Option Holder, and their respective successors and permitted assigns.


                 AMERICAN BODY ARMOR & EQUIPMENT, INC.,


                   By
                        Name:
                        Title:
                                 EXHIBIT A

                             SUBSCRIPTION FORM

          (To be executed by the Option Holder to exercise the Option in whole or in part)

          TO:    AMERICAN BODY ARMOR & EQUIPMENT, INC.

          The undersigned, whose Social Security or Tax Identification Number is ___________, hereby irrevocably elects the right of purchase represented by the within Option for, and to purchase thereunder, shares of Common Stock provided for therein and tenders payment herewith to the order of American Body Armor & Equipment, Inc. in the amount of $__________. The undersigned requests that certificates for such shares of Common Stock be issued in the name of the undersigned Option Holder as follows:

          Name:

          Address:

          Deliver to:

          Address:

and, if said number of shares of Common Stock shall not be all the shares of the Common Stock purchasable thereunder, then a new Option for the balance of the remaining shares of Common Stock purchasable under the within Option be registered in the name of, and delivered to, the undersigned at the address stated below.

          Address:

          Dated:

          Option Holder:                Signature Guaranteed:


          By:______________________